UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 30, 2005
Date of Report (Date of earliest event reported)

IGNIS PETROLEUM GROUP, INC.
(Name of small business issuer in its charter)

NEVADA	16-1728419
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

100 Crescent Court, 7th Floor
Dallas, Texas 75201
(Address of principal executive offices)

(214) 550-1670
(Issuer’s telephone number)

475 Howe Street, Suite 1030
Vancouver, British Columbia
Canada V6C 2B3
(Former address of principal executive offices)

(604) 683-5061
(Issuer’s former telephone number)

ITEM 5.02	Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective August 30, 2005, the Board of Directors of Ignis Petroleum Group, Inc. (the “Company”) appointed Geoffrey Lowndes Evett as a Director to the Company.

Mr. Evett is a former banker with 33 years of experience. During the past five years, Mr. Evett has acted as a finance consultant to a major property development in the Czech Republic. He has also been involved with the development of a mixed commercial development in Prague. Mr. Evett serves as Chairman of Themis MN Fund Limited, a hedge fund listed on the Dublin Stock Exchange and serves as a partner in Capital Management Solution, a fund management company. He is also an agent for Banque SCS Alliance, a Swiss bank based in Geneva.

A copy of the press released related to this matter is attached hereto as Exhibit 99.1

ITEM 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1	Press release dated August 31, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGNIS PETROLEUM GROUP, INC.
Date: August 31, 2005
	By:	/s/ Michael P. Piazza
Michael P. Piazza
President, Chief Executive Officer and Director